- 2 -
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER
26, 2002

                         NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS
CHARTER)

              Delaware                 33-63372           65-
0415593
   ------------------------------  ---------------  -------------
---------
    (State or other jurisdiction    (Commission        (I.R.S.
employer
         of incorporation)           File Number)
identification no.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                     33069
  ----------------------------------------    -------------------
----
  (Address of principal executive offices)         (Zip code)

     Registrant's telephone number, including area code: (954)
977-2500
                                                         --------
-------

     Registrant's former name
     ------------------------


ITEM 5.  OTHER EVENTS AND REGULATIONG FD DISCLOSURE

 Nutritional Sourcing Corporation (the "Company") filed its initial monthly operating report and monthly operating reports for the periods extending from
 September 4, 2002 through October 5, 2002 and October 6, 2002 through
 November 2, 2002 (the "Operating Reports") with the United
States Bankruptcy
 Court for the District of Delaware, from which certain excerpted financial information are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively. These reports were filed in connection with the Company's voluntary petition for reorganization under Chapter 11 of Title
11 of the
 United States Bankruptcy Code in Case No. 02-12550.

 The Company cautions readers not to place reliance upon the information contained therein. The Operating Reports contain unaudited information, are limited in scope, cover a limited time period and are in the format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating
Report.









ITEM 7  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

                  (c)      Exhibit.      Document Description

                           99.1          Initial Monthly
Operating Report

                           99.2          Monthly Operating Report
for the
                                         Period September 4, 2002
to
                                         October 5, 2002

                           99.3          Monthly Operating Report
for the
                                         Period October 6, 2002
to
                                         November 2, 2002.
SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the
 Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nutritional Sourcing Corporation

November 26, 2002            By: /s/ Daniel J. O'Leary
                                 ---------------------------
                                 Daniel J. O'Leary
                                 Executive Vice President
                                 And Chief Financial Officer




































EXHIBIT 99.1

                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------
------------

In re: Nutritional Sourcing Corporation             Case No.:  02-
12550 (PJW)
       ---------------------------------                       --
------------
                  Debtor

-----------------------------------------------------------------
------------

                     INITIAL MONTHLY OPERATING REPORT



      The undersigned declares under penalty of perjury (28
U.S.C. Section
1746) that this report is true and correct to the best of my knowledge.


Date: December 9, 2002


Nutritional Sourcing Corporation

By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
































                     NUTRITIONAL SOURCING CORPORATION
   CASH FLOW PROJECTION FOR THE 12 MONTH PERIOD SEPTEMBER 4, 2002
THROUGH
                           SEPTEMBER 6, 2003
                              (Unaudited)
-----------------------------------------------------------------
------------
                         (Dollars in Thousands)

                                                    For the
Period Ending
              ---------------------------------------------------
----------------------------------------------
                10-05  11-02  11-30  12-28  01-25  02-22  03-22
04-19  05-17  06-14  07-12  08-09  09-06
                2002   2002   2002   2002   2003   2003   2003
2003   2003   2003   2003   2003   2003  TOTAL
              -------  -----  -----  -----  -----  -----  -----
-----  -----  -----  -----  -----  ----- -----

Cash Beginning
  of Month     $   0   $   0  $  0   $  0   $  0   $  0   $  0
$  0   $  0   $  0   $  0   $  0   $ 51  $   0

Cash Receipts:
   Loans and
     Advances  1,190   1,065   834    769      0      0      0
0      0      0      0      0     51  3,910
              -------  -----  -----  -----  -----  -----  -----
-----  -----  -----  -----  -----  ----- -----

Total Receipts 1,190   1,065   834    769      0      0      0
0      0      0      0      0      0  3,910

Disbursements:
   Professional
     Fees      1,185   1,060   830    765      0      0      0
0      0      0      0      0     50  3,890

   US Trustee
     Fees          5       5     4      4      0      0      0
0      0      0      0      0      1     20
              -------  -----  -----  -----  -----  -----  -----
-----  -----  -----  -----  -----  ----- -----

Total Disb.:   1,190   1,065   834    769      0      0      0
0      0      0      0      0     51  3,910
              -------  -----  -----  -----  -----  -----  -----
-----  -----  -----  -----  -----  ----- -----

Net Cash Flow      0       0     0      0      0      0      0
0      0      0      0      0      0      0
              -------  -----  -----  -----  -----  -----  -----
-----  -----  -----  -----  -----  ----- -----

Cash End of
  Month            0       0     0      0      0      0      0
0      0      0      0      0      0      0
              =======  =====  =====  =====  =====  =====  =====
=====  =====  =====  =====  =====  ===== =====
































EXHIBIT 99.2
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------
------------

In re:                                               Case No.:
02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------
------------

                     MONTHLY OPERATING REPORT FOR THE
               PERIOD SEPTEMBER 4, 2002 TO OCTOBER 5, 2002



      The undersigned declares under penalty of perjury (28
U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 9, 2002


Nutritional Sourcing Corporation

By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer































NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD SEPTEMBER 4, 2002 TO OCTOBER 5, 2002

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period September 4, 2002 to October 5, 2002
  B. Special-Purpose Balance Sheet as of October 5, 2002
     and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4,
2002 to
     October 5, 2002
  D. Schedule of Professional Fees and Expenses for the period September 4, 2002 to October 5, 2002
  E. Accounts Receivable Reconciliation and Aging as of October
5, 2002


II.  Debtor Questionnaire










































NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS)



PERIOD
                                                        SEPTEMBER
4, 2002
                                                               TO
                                                         OCTOBER
5, 2002
                                                        ---------
--------

SALES                                                    $
0

Cost of Sales
0
                                                        ---------
--------

GROSS MARGIN
0

Selling, general and administrative expenses
0
                                                        ---------
--------

OPERATING PROFIT
0

Interest income (expense):
  Interest income
1,313
  Interest expense: amortization of original
     issue discount
(36)
                                                        ---------
--------
Net interest income
1,277
                                                        ---------
--------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES
1,277

Equity in earnings (loss) of subsidiaries
(178)
                                                        ---------
--------

NET INCOME (LOSS)                                        $
1,099

=================





















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)



AS OF
                                                            -----
-------------------------

OCTOBER 5,     SEPTEMBER 4,

2002           2002
                                                            -----
---------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $
0    $          0
  Accounts receivable
10,891           9,662
  Notes receivable, net of Unamortized Premium of
     $955 and $1,040 as of October 5, 2002
     and September 4, 2002, respectively
161,328         161,243
  Prepaid expenses
1,960           1,660
                                                            -----
---------  --------------

TOTAL CURRENT ASSETS
174,179         172,565

  Other assets and deferred charges
61,237          61,452
                                                            -----
---------  --------------

TOTAL ASSETS                                                 $
235,416    $    234,017

==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $
0    $      9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002
0         176,231
  Intercompany payable
300          11,203
                                                           ------
--------  --------------

TOTAL CURRENT LIABILITIES
300         197,411

  Other liabilities
0               0
                                                           ------
--------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE
300               0

LIABILITIES SUBJECT TO COMPROMISE
197,411         197,411

  Common stock ($0.10 par value)
0               0
  Additional paid in capital
91,500          91,500
  Retained earnings (deficit)
(53,795)        (54,894)
                                                           ------
--------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $
235,416    $    234,017

==============  ==============

Memo:
LIABILTIES SUBJECT TO COMPROMISE
  Notes payable                                             $
176,231
  Interest payable
9,977
  Intercompany payable
11,203
                                                           ------
--------
                                                            $
197,411

==============







NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS)


                                                    PERIOD
SEPTEMBER 4, 2002 TO OCTOBER 5, 2002
                                                    -------------
------------------------------

                                                           ACTUAL
PROJECTED
                                                    -------------
-------   --------------------
Cash Receipts:
  Loans and advances                                   $
300        $         1,190
                                                    -------------
-------   --------------------

  CASH INFLOWS
300                  1,190
                                                    -------------
-------   --------------------

Cash Disbursements:
  Professional fees (1)
300                  1,185
  U.S. Trustee fees
0                      5
                                                    -------------
-------   --------------------

  CASH OUTFLOWS
300                  1,190
                                                    -------------
-------   --------------------

  NET CASH INFLOWS (OUTFLOWS)                          $
0        $             0

====================   ====================



(1) The actual expenses for the period were paid by the subsidiaries of the Company and recorded by the Company as an intercompany payable.
































NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------
------------



                                        FOR THE PERIOD SEPTEMBER
4, 2002 TO OCTOBER 5, 2002
                                   ------------------------------
-------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID
UNPAID           TOTAL
----                               -------------   -------------
-------------   -------------

Alvarez & Marsal (1)                $    82,091     $    82,091
$         0     $    82,091

Gavin Anderson (1)                       34,459          34,459
0          34,459

Jeffries & Company (1)                  181,935         181,935
0         181,935

Other (1)                                 1,514           1,514
0           1,514
                                   -------------   -------------
-------------   -------------

TOTAL                               $   299,999     $   299,999
$         0     $   299,999
                                   =============   =============
=============   =============


(1) These payments were made prior to the date the Company filed to convert, from involuntary to voluntary, the petition for protection under chapter 11 of the United States Bankruptcy Code, but subsequent to the date the involuntary petition was filed.





































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS)




AS OF

OCTOBER 5, 2002

-----------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting
period        $     9,661

  + Amounts billed during the period
1,230

  - Amounts collected during the period
0

-----------------
  Total Accounts Receivable at the end of the reporting period
$    10,891

=================





AS OF

OCTOBER 5, 2002

-----------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old
$     1,230

  31 - 60 days old
1,230

  61 - 90 days old
1,234

  91+ days old
7,197

-----------------
  Total Accounts Receivable
10,891

  Amounts considered uncollectible (Bad Debt)
0

-----------------
  Accounts Receivable (Net)
$    10,891

=================


























                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-
12550 (PJW)
            --------------------------------               ------
--------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO OCTOBER 5, 2002


                          DEBTOR QUESTIONAIRRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )
No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )
No (x)

 3.  Have all postpetition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)
No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)
No ( )



































EXHIBIT 99.3
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------
------------

In re:                                               Case No.:
02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------
------------

                     MONTHLY OPERATING REPORT FOR THE
               PERIOD OCTOBER 6, 2002 TO NOVEMBER 2, 2002



      The undersigned declares under penalty of perjury (28
U.S.C. Section 1746) that this report is true and correct to the best of my knowledge.


Date: December 9, 2002


Nutritional Sourcing Corporation

By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer































NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD OCTOBER 6, 2002 TO NOVEMBER 2, 2002

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period October 6, 2002 to November 2, 2002
  B. Special-Purpose Balance Sheet as of November 2, 2002
     and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4,
2002 to
     November 2, 2002
  D. Schedule of Professional Fees and Expenses for the period September 4, 2002 to November 2, 2002
  E. Summary of Post Petition Taxes for the period September 4,
2002
     To November 2, 2002
  F. Accounts Receivable Reconciliation and Aging as of November
2, 2002


II.  Debtor Questionnaire








































NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS)



CUMULATIVE FILING

PERIOD               TO DATE
                                                        ---------
--------     -----------------
                                                          OCTOBER
6, 2002     SEPTEMBER 4, 2002
                                                               TO
TO
                                                         NOVEMBER
2, 2002      NOVEMBER 2, 2002
                                                        ---------
--------     -----------------

SALES                                                    $
0          $          0

Cost of Sales
0                     0
                                                        ---------
--------     -----------------

GROSS MARGIN
0                     0

Selling, general and administrative expenses
0                     0
                                                        ---------
--------     -----------------

OPERATING PROFIT
0                     0

Interest income (expense):
  Interest income
1,315                 2,629
  Interest expense: amortization of original
     issue discount
(36)                  (73)
                                                        ---------
--------     -----------------
Net interest income
1,279                 2,556
                                                        ---------
--------     -----------------

NET INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND TAXES
1,279                 2,556

Reorganization items
995                   995
                                                        ---------
--------     -----------------

NET INCOME (LOSS) BEFORE TAXES
284                 1,561

Income Tax expense
174                   174
                                                        ---------
--------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES
110                 1,387

Equity in earnings (loss) of subsidiaries
(2,591)               (2,769)
                                                        ---------
--------     -----------------

NET INCOME (LOSS)                                        $
(2,481)         $     (1,382)

=================     =================


















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)



AS OF
                                                            -----
-------------------------

NOVEMBER 2,     SEPTEMBER 4,

2002           2002
                                                            -----
---------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $
0    $          0
  Accounts receivable
12,121           9,662
  Notes receivable, net of Unamortized Premium of
     $871 and $1,040 as of November 2, 2002
     and September 4, 2002, respectively
161,412         161,243
  Prepaid expenses
1,038           1,660
                                                            -----
---------  --------------

TOTAL CURRENT ASSETS
174,571         172,565

  Other assets and deferred charges
58,980          61,452
                                                            -----
---------  --------------

TOTAL ASSETS                                                 $
233,551    $    234,017

==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $
0    $      9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002
0         176,231
  Deferred income taxes payable
544               0
  Intercompany payable
373          11,203
                                                           ------
--------  --------------

TOTAL CURRENT LIABILITIES
917         197,411

  Other liabilities
0               0
                                                           ------
--------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE
917               0

LIABILITIES SUBJECT TO COMPROMISE
197,411         197,411

  Common stock ($0.10 par value)
0               0
  Additional paid in capital
91,500          91,500
  Retained earnings (deficit)
(56,277)        (54,894)
                                                           ------
--------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $
233,551    $    234,017

==============  ==============

Memo:
LIABILTIES SUBJECT TO COMPROMISE
  Notes payable                                             $
176,231
  Interest payable
9,977
  Intercompany payable
11,203
                                                           ------
--------
                                                            $
197,411

==============






NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS)


                                              PERIOD
CUMULATIVE FILING TO DATE
                                 ------------------------------
-----------------------------
                                     FROM OCTOBER 6, 2002
FEOM SEPTEMBER 4, 2002
                                      TO NOVEMBER 2, 2002
TO OCTOBER 5, 2002
                                 ------------------------------
-----------------------------

                                    ACTUAL          PROJECTED
ACTUAL         PROJECTED
                                 -------------    -------------
------------    -------------
Cash Receipts:
  Loans and advances              $         0      $     1,065
$      300      $     2,255
                                 -------------    -------------
------------    -------------

  CASH INFLOWS                              0            1,065
300            2,255
                                 -------------    -------------
------------    -------------

Cash Disbursements:
  Professional fees (1)                     0            1,060
300            2,245
  U.S. Trustee fees                         0                5
0               10
                                 -------------    -------------
------------    -------------

  CASH OUTFLOWS                             0            1,065
300            2,255
                                 -------------    -------------
------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $         0      $         0
$        0      $         0
                                 =============    =============
============    =============



(1) The actual expenses for the period were paid by the subsidiaries of the Company and recorded by the Company as an intercompany payable.






























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------
------------



                                        FOR THE PERIOD SEPTEMBER
4, 2002 TO NOVEMBER 2, 2002
                                   ------------------------------
-------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID
UNPAID           TOTAL
----                               -------------   -------------
-------------   -------------

Alvarez & Marsal (1)                $    82,091     $    82,091
$         0     $    82,091

Gavin Anderson (1)                       34,459          34,459
0          34,459

Jeffries & Company (1)                  181,935         181,935
0         181,935

Other (1)                                 1,514           1,514
0           1,514
                                   -------------   -------------
-------------   -------------

TOTAL                               $   299,999     $   299,999
$         0     $   299,999
                                   =============   =============
=============   =============


(1) These payments were made prior to the date the Company filed to convert, from involuntary to voluntary, the petition for protection under chapter 11 of the United States Bankruptcy Code, but subsequent to the date the involuntary petition was filed.





































NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO NOVEMBER 2, 2002
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS)





                        Beginning     Amount
Ending
                           Tax      Withheld or    Amount
Date      Check No.     Tax
                        Liability     Accrued       Paid
Paid       or EFT    Liability
                       -----------  -----------  ----------  ----
------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $       0    $     544    $      0    $
0    $      0    $    544
                       -----------  -----------  ----------  ----
------  ----------  ----------

TOTAL                   $       0    $     544    $      0    $
0    $      0    $    544
                       ===========  ===========  ==========
==========  ==========  ==========












































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------
------------
(DOLLARS IN THOUSANDS)




AS OF

NOVEMBER 2, 2002

------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting
period        $    10,891

  + Amounts billed during the period
1,230

  - Amounts collected during the period
0

------------------
  Total Accounts Receivable at the end of the reporting period
$    12,121

==================





AS OF

NOVEMBER 2, 2002

------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old
$     1,230

  31 - 60 days old
1,230

  61 - 90 days old
1,230

  91+ days old
8,431

------------------
  Total Accounts Receivable
12,121

  Amounts considered uncollectible (Bad Debt)
0

------------------
  Accounts Receivable (Net)
$    12,121

==================


























                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-
12550 (PJW)
            --------------------------------               ------
--------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO NOVEMBER 2, 2002


                          DEBTOR QUESTIONAIRRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )
No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )
No (x)

 3.  Have all postpetition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)
No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)
No ( )


































NUTRITIONAL SOURCING CORPORATION
CAUTIONARY STATEMENT WITH RESPECT TO OPERATING REPORTS

-----------------------------------------------------------------
-------------

 The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports (the "Operating Reports").
The Operating
 Reports contain unaudited information, are limited in scope, cover a limited time period and are in a format prescribed by the applicable bankruptcy laws.
 There can be no assurance that the Operating Reports are complete. The
 Operating Reports contain information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange
Act").  Such
 information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating
 Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control.
 Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act.
 Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.

 The Operating Reports, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern;
 the Company's ability to obtain court approval with respect to motions in the
 Chapter 11 proceeding prosecuted by it from time to time; the ability of the
 Company to develop, prosecute, confirm and consummate a plan of reorganization with respect to its Chapter 11 case; risks associated with
 third parties eventually attempting to obtain court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; the potential adverse impact of the Chapter 11 case on the Company's results of operations; the ability of the Company to fund and execute its business plan; and the ability of the Company to attract, motivate and/or retain key executives and associates.
Other risk
 factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended November
 3, 2001 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Nutritional Sourcing Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre
 -petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company's common stock receiving no value for their interests. Because of such possibilities, the value of the common stock is highly speculative. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.